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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                             AMENDMENT NO. 1 TO
                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 9, 2006

                              NTL INCORPORATED
           (Exact name of Registrant as specified in its charter)

          DELAWARE               FILE NO. 000-50886          59-3778427
  (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS

Item 2.02  Results of Operations and Financial Condition.
SIGNATURES

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 9, 2006, NTL Incorporated issued a press release announcing results for the three months ended March 31, 2006. The financial statements included at page 10 of this press release mistakenly stated that the loss per share for this period was (pound)0.49. The correct loss per share for this period was (pound)0.51.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2006                        NTL INCORPORATED


                                           By: /s/ Bryan H. Hall
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                                              Bryan H. Hall
                                              Secretary